UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 27, 2023

Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185	62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Madison Avenue Memphis, Tennessee		38103
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series F	FHN PR F	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events

First Horizon Corporation (the “Company”) has previously issued shares of its common stock, par value $0.625 per share (the “Common Stock”), to TD Falcon Preferred Holding Inc. (“TDFPH”) upon conversion of the Company’s Perpetual Convertible Preferred Stock, Series G (“Series G Preferred Stock”). In connection with the issuance of the Series G Preferred Stock, the Company entered into a securities purchase agreement with The Toronto-Dominion Bank, to which TDFPH joined as a party, that requires the Company to register the shares of Common Stock issued upon conversion of the Series G Preferred Stock. The Company registered these shares of Common Stock pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-264514), and a copy of the opinion and consent of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of the Company, as to the validity of these shares of Common Stock is filed as Exhibit 5.1.

ITEM 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit #	Description

5.1	Opinion of Charles T. Tuggle, Jr.

23.1	Consent of Charles T. Tuggle, Jr. (included in Exhibit 5.1)

104	Cover Page Interactive Data File, formatted in Inline XBRL

2	FORM 8-K CURRENT REPORT 6/27/2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

June 27, 2023	By:	/s/ Hope Dmuchowski
Hope Dmuchowski
Senior Executive Vice President—Chief Financial Officer

3	FORM 8-K CURRENT REPORT 6/27/2023